Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	R. Bruce Andrews	Mark L. Desmond
	President & CEO	Senior Vice President & CFO
	(949) 718-4400	(949) 718-4400

NATIONWIDE ANNOUNCES

$115.5 MILLION COMMON STOCK ISSUE, DIVIDENDS

AND FIRST QUARTER RESULTS

(NEWPORT BEACH, California, April 29, 2003) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today that it priced a direct placement of $115.5 million or 9,625,000 shares of its common stock to a number of large institutional investors including Morgan Stanley Investment Management on behalf of certain client accounts and Teachers Insurance and Annuity Association of America. The shares will be sold at a price of $12.00 per share and will provide the Company with net proceeds of approximately $113.0 million on May 2, 2003. The net proceeds will be used to reduce the amount outstanding on the Company’s revolving line of credit. Cohen & Steers Capital Advisors, LLC acted as placement agent for the transaction.

In conjunction with this offering, the Company’s Board of Directors declared today a common stock dividend of $.37 per share to shareholders of record on May 16, 2003, and payable on June 6, 2003. The common stock dividend of $.37 a share represents a reduction of 20%, which will lower the Company’s dividend payout ratio to historical levels and at the conservative end of our peer group.

“In evaluating the Company’s capital requirements for 2003 and 2004, including debt maturities and outstanding commitments to fund property expansions for our tenants, we determined that this was a prudent time to raise common equity to significantly strengthen our balance sheet and liquidity position. This additional equity will both address our current capital needs and alleviate concerns raised by investors in the past number of months” said R. Bruce Andrews, President and Chief Executive Officer. “It is our belief that the problems of the last few years in the senior housing and long-term care sectors are largely behind us. Although the Company generated sufficient earnings this period to cover its previous dividend, the Company is reducing its dividend going forward to take into account the effects of the equity transaction and to establish a more conservative dividend payout in the future. Overall the combination of a solid balance sheet, ample liquidity to address our capital needs and a conservative dividend payout solidifies our access to the broader capital markets and positions us well to resume our growth in the future.”

The Board of Directors also declared a $1.91925 per share dividend on its preferred stock. The preferred dividend will be paid on June 30, 2003 to shareholders of record on June 2, 2003.

The Company also announced the results of its operations for the first quarter of 2003. Funds from operations (FFO) was $22,497,000 or $.46 per diluted share, compared with $21,051,000 or $.44 per diluted share for the first quarter of 2002. Revenues for the period were $41,528,000, up 12% over the $36,950,000 in 2002. Diluted net income (loss) available to common stockholders was $10,991,000, or $0.22 per share compared to $(2,053,000), or $(.04) per share in the first quarter of 2002. Included in the first quarter of 2002 were non-cash impairment charges of $14,537,000 or $.30 per share. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its results of operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

“Earnings are in line with management’s and analysts’ expectations,” said R. Bruce Andrews, President and Chief Executive Officer. “We continue to see improved operations within the Company’s property sector.”

As a result of the additional common shares which will be outstanding after the offering described above, the Company projects diluted per share funds from operations for 2003 to range between $1.71 to $1.73. Diluted FFO per share is predicated on a diluted earnings per share range of $.90 to $.92, adjusted for real estate depreciation of $.80 and impairments of assets of $.01. The only change in our previous earnings guidance is the dilution from this stock issuance.

The Company has scheduled a conference call and webcast for Wednesday, April 30, 2003 at 1:00 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended March 31, 2003. The conference call is accessible by dialing 800-553-0349 or by logging on to our website at www.nhp-reit.com and going to the Investor Information page. A digitized replay of the conference call will be available from 4:30 p.m. PT that day until midnight Thursday, May 21, 2003. Callers can access the replay be dialing 800-475-6701 or 320-365-3844 and entering reservation number 681973. Webcast replays will also be available on the website.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 383 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit the website at http://www.nhp-reit.com.

# # #

Certain information contained in this news release includes forward-looking statements. Forward looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward looking terminology such as “may”, “will”, “anticipates”, “expects”, “believes”, “intends”, “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. Such statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: the effect of economic and market conditions and changes in interest rates; the general distress of the healthcare industry; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; continued deterioration of the operating results or financial condition, including bankruptcies, of our tenants; the ability of the Company to attract new operators for certain facilities; occupancy levels at certain facilities; the ability of our operators to repay deferred rent or loans in future periods; our ability to attract new operators for certain facilities; occupancy levels at certain facilities; our ability to sell certain facilities for their book value; the amount and yield of any additional investments; changes in tax laws and regulations affecting real estate investment trusts; access to the capital markets and the cost of capital; and changes in the ratings of our debt securities. Some of these risk factors are described from time to time in the SEC reports filed by the Company.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

MARCH 31, 2003

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2003	2002
Revenues:
Rental income	$37,774	$32,669
Interest and other income	3,261	4,281
Income from joint venture	493	—

	41,528	36,950
Expenses:
Interest & amortization of deferred financing costs	15,130	12,501
Depreciation and amortization	10,674	8,072
General and administrative	1,861	2,008
Impairment of assets	—	12,472

	27,665	35,053

Income from continuing operations	13,863	1,897
Discontinued operations	(953)	(2,031)

Net income	12,910	(134)
Preferred stock dividends	(1,919)	(1,919)

Net income available to common stockholders	$10,991	($2,053)

Adjustments for funds from operations:
Depreciation and amortization	10,674	8,072
Depreciation in income from joint venture	187	—
Depreciation in discontinued operations	—	495
Impairment of assets in discontinued operations	645	2,065
Impairment of assets	—	12,472

Funds From Operations ("FFO") available to common stockholders(1)	$22,497	$21,051

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.24	$0.00

Net income	$0.22	($0.04)

Funds from operations(1)	$0.46	$0.44

Weighted average shares outstanding	49,169	47,977

(1) We believe that funds from operations is an important supplemental measure of operating performance. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We generally use the National Association of Real Estate Investment Trusts (NAREIT) measure of funds from operations. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titles measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities), and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

MARCH 31, 2003

(IN THOUSANDS)

ASSETS	March 31, 2003	December 31, 2002
Investments in real estate:
Real estate properties
Land	$155,878	$154,563
Buildings and improvements	1,317,007	1,299,625

	1,472,885	1,454,188
Less accumulated depreciation	(234,867)	(224,400)

	1,238,018	1,229,788
Mortgage loans receivable, net	99,074	99,292
Investment in unconsolidated joint venture	15,516	16,115

	1,352,608	1,345,195
Cash and cash equivalents	9,834	8,387
Receivables	4,613	4,429
Assets held for sale	8,397	9,682
Other assets	43,208	42,240

	$1,418,660	$1,409,933

LIABILITIES AND STOCKHOLDERS' EQUITY

Bank borrowings	$122,000	$107,000
Senior notes due 2003–2038	614,750	614,750
Notes and bonds payable	110,953	111,303
Accounts payable and accrued liabilities	53,684	47,740

Stockholders' equity:
Preferred stock	100,000	100,000
Common stock	4,917	4,916
Capital in excess of par value	610,237	610,173
Cumulative net income	693,421	680,511
Cumulative dividends	(891,302)	(866,460)

Total stockholders' equity	517,273	529,140

	$1,418,660	$1,409,933

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2003

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	94%
MORTGAGE LOANS RECEIVABLE	6%

100%

ASSISTED LIVING FACILITIES	48%
SKILLED NURSING FACILITIES	38%
CONTINUING CARE RETIREMENT COMMUNITIES	13%
OTHER	1%

100%

OWNED FACILITIES
	FACILITIES	INVESTMENT

ASSISTED LIVING FACILITIES	133	$736,750,000	$71,703	PER UNIT
SKILLED NURSING FACILITIES	160	$534,826,000	$29,238	PER BED
CONTINUING CARE RETIREMENT COM.	11	$184,238,000	$62,944	PER BED/UNIT
REHABILITATION HOSPITAL	1	$10,710,000	$178,500	PER BED
LONG-TERM ACUTE CARE HOSPITAL	1	$6,361,000	$113,589	PER BED

MORTGAGE LOANS RECEIVABLE

	FACILITIES	INVESTMENT

SKILLED NURSING FACILITIES	25	$67,995,000	$22,141	PER BED
ASSISTED LIVING FACILITIES	4	$18,086,000	$40,102	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	$12,993,000	$52,391	PER BED/UNIT

	2003	2002	2001

TOTAL RENT COVERAGE—MATURE FACILITIES
ASSISTED LIVING FACILITIES	1.39	1.42	1.67
SKILLED NURSING FACILITIES	1.68	1.71	1.57
CONTINUING CARE RETIREMENT COMMUNITIES	1.46	1.47	1.69
REHABILITATION HOSPITAL	3.95	3.90	2.48

OCCUPANCY—MATURE FACILITIES
ASSISTED LIVING FACILITIES	88%	88%	89%
SKILLED NURSING FACILITIES	83%	84%	87%
CONTINUING CARE RETIREMENT COMMUNITIES	90%	90%	92%
REHABILITATION HOSPITAL	90%	84%	78%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	30%	29%	28%
REHABILITATION HOSPITAL	89%	89%	93%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2003

INVESTMENT BY OPERATOR	NUMBER OF	INVESTMENT	PERCENT OF	PERCENT OF
(excluding assets held for sale)	FACILITIES	AMOUNT	INVESTMENT	REVENUES

ALTERRA HEALTHCARE CORPORATION*	59	$208,244,000	13%	14%
AMERICAN RETIREMENT CORPORATION*	16	185,297,000	12%	11%
ARV ASSISTED LIVING, INC.	16	102,518,000	7%	9%
BEVERLY ENTERPRISES, INC.*	30	97,447,000	6%	8%
SENIOR SERVICES OF AMERICA	10	69,922,000	5%	1%
LAUREATE GROUP	4	69,702,000	4%	4%
COMPLETE CARE SERVICES	33	65,633,000	4%	5%
NEXION HEALTH MANAGEMENT, INC.	23	59,339,000	4%	5%
AMERICAN SENIOR LIVING	10	58,888,000	4%	3%
EPOCH SENIOR LIVING, INC.	6	53,354,000	3%	3%
LIBERTY HEALTHCARE	14	50,538,000	3%	3%
LIFE CARE CENTERS OF AMERICA, INC.	6	46,705,000	3%	3%
THE NEWTON GROUP, LLC	3	32,227,000	2%	2%
INTEGRATED HEALTH SERVICES*	7	29,470,000	2%	2%
AMERICAN HEALTH CENTERS	6	22,495,000	2%	2%
SUN HEALTHCARE GROUP, INC.*	5	22,361,000	1%	2%
ATRIA COMMUNITIES	1	21,811,000	1%	1%
HARBORSIDE HEALTHCARE CORP.*	4	19,592,000	1%	1%
OTHER—PUBLIC COMPANIES	16	59,236,000	4%	4%
OTHER	67	297,180,000	19%	17%

	336	$1,571,959,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$30,139,000
CASH DEPOSITS		$17,759,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT		$122,000,000	8%
SENIOR DEBT		$725,703,000	45%
EQUITY (UNDEPRECIATED BOOK BASIS)		$752,140,000	47%

CURRENT QUARTER ACQUISITIONS

2 SKILLED NURSING FACILITIES	242 BEDS		$9,077,000
1 ASSISTED LIVING FACILITIES	74 UNITS		4,586,000

			$13,663,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2003

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT
Q2 2003	$35,000,000
Q3 2003	71,000,000	(1)
Q4 2003	41,500,000	(2)
Q1 2004	23,750,000
Q3 2004	44,000,000
Q4 2004	55,000,000	(3)
Q1 2005	18,000,000
2006	63,500,000
2007	85,000,000
2008	25,000,000
2009	50,000,000
2010	—
2011	—
2012	100,000,000
THEREAFTER	3,000,000

	$614,750,000

(1)	Includes $40,000,000 of 6.59% MTNs putable July of 2003, ’08, ’13, ’18, ’23, ’28 with a final maturity in 2038.
(2)	Includes $41,500,000 of 7.6% MTNs putable November of 2003, ’08, ’13, ’18, ’23 with a final maturity in 2028.
(3)	Includes $55,000,000 of 6.9% MTNs putable October of 2004, ’07, ’09, ’12, ’17, ’27 with a final maturity in 2037.

LEASE	EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2003	$ 639,000	1
2004	720,000	2
2005	10,967,000	21
2006	9,018,000	22
2007	5,638,000	13
2008	2,477,000	5
2009	2,973,000	5
2010	14,650,000	30
2011	6,008,000	19
2012	17,526,000	24
THEREAFTER	76,501,000	163

	$ 147,117,000	305

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2003

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2003	$ 5,965,000	4
2004	1,435,000	—
2005	4,624,000	6
2006	10,045,000	4
2007	19,086,000	3
2008	5,559,000	1
2009	874,000	—
2010	1,022,000	—
2011	6,751,000	2
2012	1,244,000	—
THEREAFTER	44,257,000	10

	$100,862,000	30

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED MARCH 31, 2003 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 49 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENT

Three Months Ended March 31, 2003
Rental income	$3,693
Expenses:
Interest and amortization of deferred financing costs	1,196
Depreciation and amortization	749
General and administrative	145

2,090

Net income	$1,603

BALANCE SHEET

ASSETS		LIABILITIES AND EQUITY
Investments in real estate:		Notes and bonds payable	$60,822
Land	$13,410	Accounts payable and accr. liab.	3,349
Buildings and improvements	107,829

	121,239	Equity:
Less accumulated depreciation	(2,693)	Capital Contributions	65,501

	118,546	Distributions	(8,900)

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2003

Cash and cash equivalents	6,092	Cumulative net income	5,462

Other assets	1,596	Total equity	62,063

	$126,234		$126,234